Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy Gaylord, Chief Executive Officer of Capital Directions, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Quarterly Report on Form 10-Q for the period ended June 30, 2003 which this statement accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report on Form 10-Q for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Capital Directions, Inc.

Date: August 8, 2003

/s/ Timothy P. Gaylord Timothy P. Gaylord Chief Executive Officer

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